UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2006

Hythiam, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California		90025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 444-4300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2006, we amended our November 22, 2005, credit facility and Management and Support Services Agreement with David E. Smith, M.D. Medical Group, Inc., a California professional corporation, which is beneficially owned and controlled by one of our executive officers, David E. Smith, M.D., Senior Vice President of Medical Affairs, to increase the amount of the credit facility to be available as a working capital loan from $500,000 up to a maximum of $1,500,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hythiam, Inc.

April 28, 2006	By:	/s/ Chuck Timpe

Name: Chuck Timpe
Title: Chief Financial Officer